                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We hereby consent, in this Registration Statement on Form S-11, to the use of our report dated October 23, 1997, relating to the balance sheet of Anworth Mortgage Asset Corporation. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.

                                          McGLADREY & PULLEN, LLP

October 23, 1997